                                                                     Exhibit 1.2



                                    CRANE CO.

                                 $______________

                          Medium-Term Notes, Series __

                Due from 9 months to 30 Years from Date of Issue

                             DISTRIBUTION AGREEMENT



                                                      ____________________, 19__


J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260


[Names and addresses of other Agents]
_____________________________________
_____________________________________
_____________________________________

Dear Sirs:


          Crane Co., a Delaware corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale from time to time by the Company of its Medium-Term Notes, Series __ due from 9 months to 30 years from date of issue (the "Securities") in an aggregate initial offering price of up to $______________ (or the equivalent thereof in one or more foreign currencies or composite currencies), as such amount shall be reduced by the aggregate initial offering price of any other debt securities issued by the Company, whether within or without the United States ("Other Securities") pursuant to the registration statement referred to below, and agrees with each of you (individually, an "Agent", and collectively, the "Agents", which term shall include any additional agents appointed pursuant to Section 13 hereof) as set forth in this Agreement. The Securities will be issued under an indenture dated as of April 1, 1991 (the "Indenture") between the Company and The Bank of New York, as Trustee (the "Trustee"). The Securities shall have the maturities, interest rates, redemption provisions, if any, and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.

          On the basis of the representations and warranties herein contained, but subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly to investors (other than broker-dealers) on its own behalf, the Company hereby (i) appoints the Agents as the exclusive agents of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company by others pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each such agreement a "Terms Agreement"), substantially in the form of Exhibit A hereto, relating to such sale in accordance with Section 2(b) hereof.

          The Company has prepared and filed a registration statement on Form
S-3 (No. 33-   ) in respect of the Securities with the Securities and Exchange
Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"). The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act supplements to the prospectus included in the Registration Statement that will describe certain terms of the Securities. The Registration Statement, including the exhibits thereto, as amended to the Commencement Date (as hereinafter defined), is hereinafter referred to as the "Registration Statement" and the prospectus in the form in which it is first used after the Commencement Date to offer the Securities is hereinafter referred to as the "Basic Prospectus". The Basic Prospectus as supplemented by the prospectus supplement or supplements (each a "Prospectus Supplement") specifically relating to the Securities in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act is hereinafter referred to as the "Prospectus". Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

          1. REPRESENTATIONS. The Company represents and warrants to, and agrees with, each Agent as of the Commencement Date (as hereinafter defined), as of each date on which the Company accepts an offer to purchase Securities (including any purchase by an Agent as principal pursuant to a Terms Agreement or otherwise), as of each date the Company issues and sells Securities and as of each date the Registration Statement or the Basic Prospectus is amended or supplemented, as follows (it being understood that such representations and warranties shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

          (a) The Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment or supplement thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Agent furnished to the Company in writing by such Agent expressly for use therein;

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (c) The financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company, its consolidated subsidiaries and businesses acquired or to be acquired by the Company for which separate financial statements are required to be included as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the pro forma financial

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     information, and the related notes thereto, if any, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable;

          (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

          (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

          (f) Each of Crane Canada Inc., Huttig Sash Door Company and UniDynamics Corporation and any other subsidiary which constitutes a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X (the "Material Subsidiaries") has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all the issued shares of capital stock of each Material Subsidiary has been duly authorized and validly issued, are fully-paid and non-assessable, and (except in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

          (g) Each of this Agreement and any other applicable Terms Agreement has been duly authorized, executed and delivered by the Company;

          (h) The Securities have been duly authorized, and, when issued and delivered in accordance with the Indenture and delivered to and paid for by the purchasers thereof in accordance with this Agreement and any applicable Terms Agreement, will have been duly executed, issued and delivered by the Company and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; the Indenture has been duly authorized, executed and delivered by the Company and qualified under the Trust Indenture Act and constitutes a valid and binding instrument, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and the Indenture conforms, and the Securities of any particular issuance of Securities will conform, to the descriptions thereof in the Prospectus as amended or supplemented to relate to such issuance of Securities;

          (i) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole or to the holders of the Securities; the issue and sale of the Securities and the performance by the Company of all of its obligations under, the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any applicable Terms Agreement or the Indenture, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Securities Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the offer and sale of the Securities;

          (j) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject in which there is a reasonable probability of an adverse decision which could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as

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     a whole, and, to the best of the Company's knowledge, no such proceedings are threatened by governmental authorities or threatened by others; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

          (k) Immediately after any sale of Securities by the Company hereunder or under any applicable Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than the Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement; and

          (l) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          2. SOLICITATIONS AS AGENT; PURCHASES AS PRINCIPAL. (a) SOLICITATIONS AS AGENT. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, Securities or any other debt securities with a maturity at the time of original issuance of 9 months to 30 years, except pursuant to this Agreement and any Terms Agreement, or except pursuant to a private placement not constituting a public offering under the Securities Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf to investors (other than broker-dealers).

          The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of

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offers to purchase Securities.  Upon receipt of at least one business day's prior notice from the Company, each Agent will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised such Agent or Agents that such solicitation may be resumed. During the period of time that such solicitation is suspended, the Company shall not be required to deliver any opinions, letters or certificates in accordance with Sections 4(i), 4(j) and 4(k); PROVIDED that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered for the Securities or for a change that the Agents deem to be immaterial), no Agent shall be required to resume soliciting offers to purchase Securities until the Company has delivered such opinions, letters and certificates as such Agent may reasonably request.

          The Company agrees to pay each Agent, as consideration for the sale of each Security resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Security in an amount equal to the following applicable percentage of the principal amount of such Security sold:


                                                Commission
                                              (percentage of
                                                 aggregate
                                             principal amount
Range of Maturities                        of Securities sold)
- -------------------                        -------------------

From 9 months to less than 1 year..........        .___%
From 1 year to less than 18 months.........        .___%
From 18 months to less than 2 years........        .___%
From 2 years to less than 3 years..........        .___%
From 3 years to less than 4 years..........        .___%
From 4 years to less than 5 years..........        .___%
From 5 years to less than 6 years..........        .___%
From 6 years to less than 7 years..........        .___%
From 7 years to less than 10 years.........        .___%
From 10 years to less than 15 years........        .___%
From 15 years to less than 20 years........        .___%
20 years and more..........................        .___%


          The Agents are authorized to solicit offers to purchase Securities only in the principal amount of at least



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$________ (or, in the case of Securities not denominated in U.S. dollars, the equivalent thereof in the applicable foreign currency or composite currency, rounded down to the nearest 1,000 units of such foreign currency or composite currency) or any amount in excess thereof which is an integral multiple of $_______ (or, in the case of Securities not denominated in U.S. dollars, 1,000 units of such foreign currency or composite currency). Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities received by such Agent as agent that in its judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part. Each Agent shall have the right, in its sole discretion, to reject any offer to purchase Securities, as a whole or in part, that it considers to be unacceptable and any such rejection shall not be deemed a breach of its agreements herein contained. The procedural details relating to the issue and delivery of Securities sold by an Agent as agent and the payment therefor are set forth in the Administrative Procedures (as hereinafter defined).

          (b) PURCHASE AS PRINCIPAL. Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement will be substantially in the form of Exhibit A hereto but may take the form of an exchange of any standard form of written telecommunication between an Agent and the Company and may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein and in the applicable Terms Agreement set forth. Each agreement by an Agent to purchase Securities as principal (pursuant to a Terms Agreement or otherwise) shall specify the principal amount of Securities to be purchased by such Agent pursuant thereto, the price to be paid to the Company for such Securities, the maturity date of such Securities, the interest rate or interest rate basis, if any, applicable to such Securities, any other terms of such Securities, the time and date and place of delivery of and payment for such Securities (the time and date of any and each such delivery and payment, the "Time of Delivery"), any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of Securities, and shall also specify any



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requirements for opinions of counsel, accountants' letters and officers'
certificates pursuant to Section 4 hereof. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Securities purchased by an Agent as principal and the payment therefore shall be as set forth in the Administrative Procedures.

          (c) OBLIGATIONS SEVERAL. The Company acknowledges that the obligations of the Agents are several and not joint and, subject to the provisions of this Section 2, each Agent shall have complete discretion as to the manner in which it solicits purchasers for the Securities and as to the identity thereof.

          (d) ADMINISTRATIVE PROCEDURES. The Agents and the Company agree to perform their respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (the "Administrative Procedures") attached hereto as Exhibit B, as the same may be amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and the Agents.

          (e) OTHER SECURITIES. The Company agrees to notify each Agent of sales by the Company of Other Securities.

          3. COMMENCEMENT DATE. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Davis Polk & Wardwell, counsel for the Agents, 450 Lexington Avenue, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company, but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or the first date on which the Company accepts an offer by any Agent to purchase Securities as principal (such time and date being referred to herein as the "Commencement Date").

          4. COVENANTS OF THE COMPANY. The Company covenants and agrees with each Agent:

          (a)(i) To make no amendment or supplement to the Registration Statement or the Prospectus prior to the termination of the offering of the Securities pursuant to this Agreement or any Terms Agreement which shall be disapproved by any Agent after reasonable opportunity

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     to comment thereon, PROVIDED, HOWEVER, that the foregoing shall not apply to any of the Company's periodic filings with the Commission described in subsection (iii) below, copies of which filings the Company will cause to be delivered to the Agents promptly after their transmission to the Commission for filing; (ii) subject to the foregoing clause (i), promptly to cause each Prospectus Supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act and to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement in accordance with Rule 424(b) under the Securities Act; and (iii) promptly to file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities. The Company will promptly advise each Agent (i) of the filing of any amendment or supplement to the Basic Prospectus or any amendment to the Registration Statement and of the effectiveness of any such amendment to the Registration Statement, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any prospectus relating to the Securities or the initiation or threatening of any proceeding for that purpose, or of any request by the Commission for any amendment or supplement of the Registration Statement or Prospectus or for additional information and (iii) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose. The Company agrees to use its best efforts to prevent the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or of any notification suspending any such qualification and, if issued, to use promptly its best efforts to obtain withdrawal thereof as soon as possible. If the Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to solicit offers to purchase Securities so long as it is not reasonably satisfied with such document.

          (b) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to continue such qualification in effect so long as reasonably required in connection with the distribution of the Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Agents) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as such Agent may designate; PROVIDED that the Company shall not be required to file a general consent to service of process in any jurisdiction.

          (c) To furnish each Agent and counsel to the Agents, at the expense of the Company, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (d) below, to furnish each Agent as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as such Agent may reasonably request.

          (d) If at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event shall occur as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when such Prospectus is delivered to a purchaser, not misleading, or, if in the opinion of the Agents or the Company, it is necessary at any time to amend or supplement the Prospectus to comply with law, to immediately notify the Agents by telephone (with confirmation in writing) and request each Agent (i) in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations and cease using the Prospectus as soon as practicable, but in any event not later than one business day later) and (ii) to cease sales of any Securities such Agent may then own as principal. If the Company shall decide to amend or supplement the Registration Statement or the Prospectus, as then amended or supplemented, it shall so advise each Agent promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus, as then amended or supplemented, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to the Agents in such quantities as they may reasonably request. If any such amendment or supplement and any documents, opinions, letters and certificates furnished to the Agents pursuant to Sections 4(e), 4(i), 4(j) and 4(k) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to the Agents, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, the Agents will resume the solicitation of offers to purchase Securities hereunder. Notwithstanding any other provision of this Section 4(d), until the distribution of any Securities any Agent may own as principal has been completed or in the event such Agent, in the opinion of its counsel, is otherwise required to deliver a prospectus in respect of a transaction in the Securities, if any event described in this Section 4(d) occurs the Company will, at its own expense, promptly prepare and file with the Commission an amendment or supplement, satisfactory in all respects to such Agent, that will correct such statement or omission or effect such compliance, will supply such amended or supplemented Prospectus to such Agent in such quantities as such Agent may reasonably request and shall furnish to such Agent pursuant to Sections 4(e), 4(i), 4(j) and 4(k) such documents, certificates, opinions and letters as it may request in connection with the preparation and filing of such amendment or supplement.

          (e) To furnish to the Agents during the term of this Agreement such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Securities, this Agreement, the Administrative Procedures, any applicable Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as the Agents may from time to time reasonably request and shall notify the Agents promptly in writing of any downgrading, or on its receipt of any notice of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement in the rating accorded any of securities of, or guaranteed by, the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

          (f) To make generally available to its security holders and to such Agent as soon as practicable earnings statements which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering periods of at least twelve months beginning in each case with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement with respect to each sale of Securities.

          (g) So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to holders of Securities and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed.

          (h) That, from the date of any applicable Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the business day following the related Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities, without the prior written consent of such Agent.

          (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Securities or for a change the Agents deem to be immaterial) and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specified the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of [the Company's General Counsel], or other counsel for the Company satisfactory to such Agent, dated the date of such amendment or supplement, or the related Time of

     Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the opinion referred to in Section 6(b) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such opinion, or, in lieu of such opinion, counsel last furnishing such an opinion, may furnish to the Agents a letter to the effect that such Agent may rely on the opinion of such counsel which was last furnished to such Agent to the same extent as though it were dated the date of such letter (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to date of delivery of such letter).

          (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented to include or incorporate amended or supplemented financial information and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specifies the delivery of a letter under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company, its subsidiaries or any business acquired or to be acquired by the Company included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment or supplement or the related Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in
     Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter with such changes as may be necessary to reflect such amended or supplemented financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented, PROVIDED, HOWEVER, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date, as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(d) hereof which was last furnished to such Agent.

          (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Securities or for a change the Agents deem to be immaterial), and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement or other agreement specifies the delivery of a certificate under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement or the related Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the certificates referred to in Section 6(e) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of delivery of such certificate or to the effect that the statements contained in the certificate referred to in Section 6(e) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to such date).

          5. COSTS AND EXPENSES. The Company covenants and agrees with each Agent that the Company will, whether or not any sale of Securities is consummated, pay all costs and expenses incident to the performance of its obligations hereunder and under any applicable Terms Agreement, including without limiting the generality of the foregoing, all costs and expenses: (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Agents (or in connection with any Terms Agreement, the applicable Agent) may designate (including fees of counsel for the Agents (or such Agent) and their disbursements), (iv) in connection with the listing of the Securities on any stock exchange, (v) related to any filing with National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, any Blue Sky Memoranda and any Legal Investment Survey and the furnishing to the Agents and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) payable to rating agencies in connection with the rating of the Securities, (viii) the fees and disbursements of counsel for the Agents incurred in connection with the offering and sale of the Securities, including any opinions to be rendered by such counsel hereunder and (ix) any advertising and out-of-pocket expenses incurred by the Agents.

          6. CONDITIONS. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities, the obligation of any Agent to purchase Securities as principal pursuant to any Terms Agreement or otherwise, and the obligation of any other purchaser to purchase Securities shall in each case be subject (1) to the condition that all representations and warranties of the Company herein and all statements of officers of the Company made in any certificate furnished pursuant to the provisions hereof are true and correct (i) in the case of an Agent's obligation to solicit offers to purchase Securities, at and as of such Solicitation Time and (ii) in the case of any Agent's or any other purchaser's obligation to purchase Securities, at and as of the time the Company accepts the offer to purchase such Securities and, as the case may be, at and as of the related Time of Delivery or time of purchase, (2) to the condition that at or prior to such Solicitation Time, time of acceptance, Time of Delivery or time of purchase, as the case may be, the Company shall have complied with all its agreements and all conditions on its part to be performed or satisfied hereunder and (3) to the following additional conditions when and as specified:

          (a) Prior to such Solicitation Time or corresponding Time of Delivery or time of purchase, as the case may be:

               (i) the Prospectus as amended or supplemented (including, if applicable, the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

              (ii) there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or
          (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act;

             (iii) there shall not have been any material adverse change or any development that could reasonably be expected to result in a material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented to such Solicitation Time or at the time such offer to purchase was made, the effect of which in the judgment of the applicable Agent makes it impracticable or inadvisable to market the Securities on the terms and in the manner contemplated in the Prospectus, as so amended or supplemented; and

             (iv)(A) trading generally shall not have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (B) trading of any securities of or guaranteed by the Company shall not have been suspended on any exchange or in any over-the-counter market, (C) a general moratorium on commercial banking activities in New York shall not have been declared by either Federal or New York State authorities, or (D) there shall not have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of such Agent or Agents or of such other purchaser, is material and adverse and which in the judgment of such Agent or Agents or of other purchaser makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented at the Solicitation Time or at the time such offer to purchase was made.

          (b) On the Commencement Date, and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, the General Counsel of the Company shall have furnished to the relevant Agent or Agents his written opinion, dated the Commencement Date or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent or Agents, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

              (ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualifications, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiary taken as a whole;

             (iii) each Material Subsidiary has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all of the issued shares of capital stock of each Material Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except in the case of foreign subsidiaries, for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

              (iv) other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the best of such counsel's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or its subsidiaries is or may be the subject in which there is a reasonable probability of an adverse decision which could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

               (v) this Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

              (vi) the Securities have been duly authorized and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by any purchaser of Securities sold through an Agent as agent or any Agent as principal pursuant to any Terms Agreement or other agreement, will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, except as (X) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (Y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

             (vii) the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company, enforceable in accordance with its terms, except as (X) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
          (Y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and the Indenture has been duly qualified under the Trust Indenture Act;

            (viii) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole or to the holders of the Securities; the issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture, this Agreement and any applicable Terms Agreement or other agreement pursuant to which an Agent purchases Securities as principal and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties;

              (ix) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement, any applicable Terms Agreement or other agreement pursuant to which an Agent purchases Securities as principal, or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the distribution, offer and sale of the Securities by the Company and the Agents;

               (x) the statements in (i) the Prospectus under "Description of Notes", "Description of Debt Securities" and "Plan of Distribution",
          (ii) the Prospectus incorporated by reference from Item 3 of Part 1 of the Company's Annual Report on Form 10-K most recently filed with the Commission, (iii) the Prospectus incorporated by reference from item 1 of Part II of the Company's Quarterly Reports on Form 10-Q, if any, filed with the Commission since such Annual Report, (iv) the Prospectus incorporated by reference from item 5 of the Company's Current Reports on Form 8-K, if any, filed with the Commission since such Annual Report and (v) the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings;

              (xi) such counsel is of the opinion ascribed to it in the Prospectus under the caption "Taxation", if any; and

             (xii) such counsel (A) is of the opinion that each document incorporated by reference in Registration Statement and the Prospectus (except for the financial statements included therein as to which such counsel need express no opinion) complied as to form when filed with the Commission in all material respects with the Exchange Act, (B) believes that (except for the financial statements included therein as to which such counsel need express no belief) each part of the Registration Statement (including the documents incorporated by reference therein) filed with the Commission pursuant to the Securities Act relating to the Securities, when such part became effective did not and, as of the date such opinion is delivered, does not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (except for the financial statements included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and (D) believes that (except for the financial statements included therein as to which such counsel need express no belief) the Prospectus, as amended or supplemented, if applicable, as of the date such opinion is delivered does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that in the case of an opinion delivered on the Commencement Date or pursuant to Section 4(i), the opinion and belief set forth in clauses (C) and (D) above shall be deemed not to cover information concerning an offering of particular Securities to the extent such information will be set forth in a supplement to the Basic Prospectus.

          In rendering such opinions, such counsel may rely (A) as to matters involving the application of the laws other than the laws of the United States and the States of New York and Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (reasonably satisfactory to the Agents' counsel) of other counsel reasonably acceptable to the Agents' counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence of good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Agents and they are justified in relying thereon. With respect to the matters to be covered in subparagraphs (b)(x) and (b)(xii) above, counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (including the documents incorporated by reference, therein), but is without independent check or verification except as specified.

          (c) On the Commencement Date, and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, Davis Polk & Wardwell, counsel to the Agents, shall have furnished to the relevant Agent or Agents such opinion or opinions, dated the Commencement Date or Time of Delivery, as the case may be, with respect to the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as such Agent or Agents may reasonably request, and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

          (d) On the Commencement Date, and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, Deloitte & Touche, the Company's independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus, as then amended or supplemented, [and independent certified public accountants of businesses acquired or to be acquired by the Company who have certified the financial statements of such businesses and their subsidiaries] shall have furnished to the relevant Agent or Agents a letter, dated the Commencement Date or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent or Agents, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company [and businesses acquired or to be acquired by the Company] contained in or incorporated by reference in the Registration Statement and the Prospectus, as then amended or supplemented.

          (e) On the Commencement Date, and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, the relevant Agent or Agents shall have received a certificate or certificates signed by an executive officer of the Company, dated the Commencement Date or Time of Delivery, as the case may be, to the effect set forth in Section 6(a)(i) and (ii) above and to the further effect that (1) the representations and warranties of the Company contained herein are true and correct on and as of the Commencement Date or Time of Delivery, as the case may be, as if made on and as of such date, (2) the Company has complied with all agreements and all conditions on its part to be performed or satisfied hereunder or under the applicable Terms Agreement or other agreement at or prior to the Commencement Date or Time of Delivery, as the case may be, and
     (3) there has not occurred any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole from that set forth in or contemplated by the Registration Statement or the Prospectus.

          (f) On the Commencement Date and at each Time of Delivery, the Company shall have furnished to the relevant Agent or Agents such further certificates, information and documents as are usual and customary in transactions of the nature contemplated herein as such Agent or Agents may reasonably request.

          7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Agent furnished to the Company in writing by such Agent expressly for use therein.

          (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Agent, but only with reference to information relating to such Agent furnished to the Company in writing by such Agent expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Agents and such control persons of the Agents shall be designated in writing by J.P. Morgan Securities Inc. or, if J.P. Morgan Securities Inc. is not an Indemnified Party by the Agents that are Indemnified Parties and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 day after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in paragraphs (a) or (b) of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to herein in connection with any offering of Securities, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other in connection with the offering of such Securities shall be deemed to be in the same respective proportion as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total discounts and commissions received by each Agent in respect thereof bear to the aggregate offering price of such Securities. The relative fault of the Company on the one hand and of each Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by such Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and each Agent agrees that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by PRO RATA allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to above in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Agent be required to contribute any amount in excess of the amount by which the total price at which the Securities referred to in Section 7(d) that were sold by or through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of each Agent to contribute pursuant to this subsection (d) is several (in the proportion that the principal amount of the Securities the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Securities the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities) and is not joint.

          (e)  The indemnity and contribution agreements contained in this
Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

          8.   TERMINATION. (a)  This Agreement may be terminated at any time
(i) by the Company with respect to any or all of the Agents or (ii) by any Agent with respect to itself only, in each case upon the giving of written notice of such termination to each other party hereto. Any Terms Agreement shall be subject to termination in the absolute discretion of the Agent or Agents that are parties thereto on the terms set forth or incorporated by reference therein. The termination of this Agreement shall not require termination of any agreement by an Agent to purchase Securities as principal (whether pursuant to a Terms Agreement or otherwise) and the termination of such an agreement shall not require termination of this Agreement. In the event this Agreement is terminated with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such termination and (z) in any event, the provisions of the fourth paragraph of Section 2(a), Section 2(c), the last sentence of Section 4(d) and Sections 4(f), 4(g), 5, 7, 9, 10, 12 and 15 shall survive; PROVIDED that if at the time of termination an offer to purchase Securities has been accepted by the Company but the time of delivery to the purchaser or its agent of such Securities has not yet occurred, the provisions of Sections 2(b), 2(d), 4(a) through 4(e), 4(h) through 4(k) and 6 shall also survive. If any Terms Agreement is terminated, the provisions of the last sentence of Section 4(d) and Sections 2(b), 2(d), 4(a), 4(b), 4(e), 4(g) through 4(k), 5, 6, 7, 9, 10, 12 and 15 (which shall have been incorporated by reference in such Terms Agreement) shall survive.

          (b) If this Agreement or any Terms Agreement shall be terminated by an Agent or Agents because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement or any Terms Agreement or if for any reason the Company shall be unable to perform its obligations under this Agreement or any Terms Agreement or any condition of any Agent's obligations cannot be fulfilled, the Company agrees to reimburse each Agent or such Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Agent or Agents in connection with this Agreement or the offering of Securities.

          9. POSITION OF THE AGENTS. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal and does not assume any obligation towards or relationship of agency or trust with any purchaser of Securities. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

          10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective indemnities and contribution agreements, representations, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any agreement by an Agent to purchase Securities as principal shall remain in full force and effect regardless of any termination of this Agreement or any such agreement, any investigation made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

          11. NOTICES. Except as otherwise specifically provided herein or in the Administrative Procedures, all statements, requests, notices and advices hereunder shall be in writing, and effective only on receipt, and will be delivered by hand, by mail (postage prepaid), by telegram (charges prepaid) or by telex. Communications to the Agents will be sent, in the case of J.P. Morgan Securities Inc., to 60 Wall Street, New York, New York 10260 (Telex: RCA 232194) Attention: Medium-Term Note Department, in the case of [OTHER AGENTS], to [ADDRESSES] and, if sent to the Company, to it at 100 First Stamford Place, Stamford, Connecticut 06902;
Attention: Secretary.

          12. SUCCESSORS. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and their respective successors and the officers, directors and controlling persons referred to in Section 7 and (to the extent expressly provided in Section 6) the purchasers of Securities, and no other person shall acquire or have any right or obligation under or by virtue of this Agreement or any Terms Agreement.

          13. AMENDMENTS. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; PROVIDED that the Company may from time to time, on 7 days prior written notice to the Agents but without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on the same terms and conditions as the other Agents that are parties hereto. The Agents shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement.

          14. BUSINESS DAY. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day which is not a Saturday or Sunday or legal holiday or a day on which banks in New York City are required or authorized by law or executive order to close.

          15. APPLICABLE LAW. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

          16. COUNTERPARTS. This Agreement and any Terms Agreement may be signed in counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

          17. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          If the foregoing is in accordance with your understanding, please sign and return to us ___ counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.


                                        Very truly yours,

                                        CRANE CO.



                                        By: ____________________



Accepted in New York, New York,
as of the date first above written:

J.P. MORGAN SECURITIES INC.



By:________________________
   Name:
   Title:

[Names of other Agents]



By: ___________________________
    Name:
    Title:

                                                                       EXHIBIT A


                                    CRANE CO.

                          MEDIUM TERM NOTES, SERIES __

                                 TERMS AGREEMENT


                                                               ___________, 19__



Crane Co.
100 First Stamford Place
Stamford, Connecticut  06902


Attention:  ____________________

                 Re:  Distribution Agreement dated as of
                         __________, 1994
                        (the "Distribution Agreement")
                      ----------------------------------

     The undersigned agrees to purchase your Medium-Term Notes, Series __ having the following terms:

     Specified Currency:__________________________________

     Principal Amount:____________________________________

     Original Issue Date:_________________________________

     Settlement Date, Time
       and Place:_________________________________________

     Maturity Date:__________________________________

     Purchase Price: _____% of Principal Amount, plus accrued interest, if any, from Settlement Date

     Price to Public:_______% of Principal Amount, plus accrued interest, if any, from Settlement Date

     Redemption Date (Dates):                , commencing


     Initial Redemption Price:

     Annual Redemption Price decrease:

     Repayment Date (Dates):

     Repayment Price:

     Initial accrual period OID:

     Original Yield to Maturity


                             [(For Fixed Rate Notes)


     Interest Rate:_______________________

     Applicability of modified payment
       upon acceleration:

     If yes, state issue price:

     Amortization schedule:                     ]

                          (1)[(For Floating Rate Notes)

     Initial Interest Rate:____________________

     Interest Rate Basis (Commercial Paper, LIBOR,
       Treasury, __________):___________________

     Index Maturity (30, 60, 90 days, 6 months, 1 year, other):______________________

     Interest Reset Period (monthly, quarterly, semianually, annually): _________________

     Interest Payment Period (monthly, quarterly, semiannually, annually):_________________

     Spread: ____________________ points (+/-)

     Spread Multiplier: ___________%

     Maximum Interest Rate:________%

     Minimum Interest Rate:________%



____________________
     (1)See Prospectus Supplement dated _____________ for explanation of terms.

     Initial Interest Reset Date:__________________

     Interest Reset Dates:__________________

     Interest Determination Dates:__________

     Interest Payment Dates:________________

     Calculation Agent:                   ]

     Other terms of Securities:

     Provisions relating to underwriter
       default, if any:


          The provisions of Sections 1, 2(b) and 2(d) and 4 through 7, 10, 11, 12 and 15 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

          This Agreement is subject to termination in our absolute discretion on the terms incorporated by reference herein. If this Agreement is so terminated, the provisions set forth in the last sentence of Section 8 of the Distribution Agreement shall survive for the purposes of this Agreement.

          [The certificate referred to in Section 4(k) of the Distribution Agreement, the opinion referred to in Section 4(i) of the Distribution Agreement and the accountants' letter referred to in Section 4(j) of the Distribution Agreement will be required.]


                                        [NAME OF AGENT]


                                        By:______________________
                                             (Title)

Accepted:

CRANE CO.



By:_________________________
    (Title)

                                                                       EXHIBIT B


                                    CRANE CO.

                          MEDIUM-TERM NOTES, SERIES __
                            ADMINISTRATIVE PROCEDURES

                         _______________________________






          The Medium-Term Notes, Series __ (the "Notes"), are to be offered on a continuous basis by Crane Co. (the "Company"). Each of J.P. Morgan Securities Inc., ______________ and __________________ (each an "Agent") has agreed to solicit offers to purchase the Notes in registered form. The Notes are being sold pursuant to a Distribution Agreement dated as of ____________ __, 19__ (the "Agreement") between the Company and the Agents. In the Agreement, each Agent has agreed to use reasonable efforts to solicit purchases of the Notes. Each Agent, as principal, may purchase Notes for its own account and, if such Agent so elects, the Company and such Agent will enter into a Terms Agreement, as contemplated by the Agreement. The Company may also solicit offers to purchase and may sell Notes directly on its own behalf to investors (other than broker-dealers).

          The Notes will be issued under an Indenture dated as of April 1, 1991 (as supplemented or amended from time to time, the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The Trustee will be the Registrar, Calculation Agent, Authenticating Agent and Paying Agent for the Notes, and will perform the duties specified herein. Notes will bear interest at a fixed rate (the "Fixed Rate Notes"), which may be zero in the case of certain original issue discount notes (the "OID Notes"), or at floating rates (the "Floating Rate Notes"). Fixed Rate Notes may pay a level amount in respect of both interest and principal amortized over the life of the Notes ("Amortizing Notes"). Each Note will be represented by either a Global Security (as defined below) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except in limited circumstances, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

     Book-Entry Notes, which may be payable solely in U.S. dollars, will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC's operating procedures, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture or the Notes shall be used herein as therein defined.

             PART I:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES


          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to DTC, dated as of the date hereof (the "Letter of Representation"), and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of _________________ __, 19__, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                          On any date of settlement (as defined under
                                   "Settlement" below) for one or more
                                   Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a "Global Security") representing up to U.S $___,000,000 principal amount of all such Notes that have the same
                                   Maturity Date, redemption or repayment
                                   provisions, Interest Payment Dates, Original
                                   Issue Date, original issue discount
                                   provisions (if any), and, in the case of Fixed Rate Notes, Interest Rate, modified payment upon acceleration (if any), amortization schedule (if any) or, in the case of Floating Rate Notes, Initial Interest
                                   Rate, Interest Payment Dates, Interest
                                   Payment Period, Calculation Agent, Base Rate,
                                   Index Maturity, Interest Reset Period,
                                   Interest Reset Dates, Spread or Spread
                                   Multiplier (if any), [Alternative Rate Event
                                   Spread (if any),] Minimum Interest Rate (if any) and Maximum Interest Rate (if any) and, in each case, any other relevant terms
                                   (collectively "Terms"). Each Global Security will be dated and issued as of the date of its authentication by the Trustee. Each
                                   Global Security will bear an "Interest
                                   Accrual Date," which will be (i) with respect to an original Global Security (or any portion thereof), its original issuance date and (ii) with respect to any Global Security
                                   (or any portion thereof) issued subsequently upon exchange of a Global Security, or in lieu of a destroyed, lost or stolen Global
                                   Security, the most recent Interest Payment
                                   Date to which interest has been paid or duly provided for on the predecessor Global
                                   Security or Securities (or if no such payment or provision has been made, the original issuance date of the predecessor Global
                                   Security), regardless of the date of
                                   authentication of such subsequently issued
                                   Global Security. Book-Entry Notes may only be denominated and payable in U.S. dollars.
                                   No Global Security will represent (i) both
                                   Fixed Rate and Floating Rate Book-Entry Notes or (ii) any Certificated Note. [No Note issued between a Record Date and the related
                                   Interest Payment Date shall be issued as a Global Security within the meaning of the Indenture.]

Identification                     The Company has arranged with the
Numbers:                           CUSIP Service Bureau of Standard & Poor's
                                   Corporation (the "CUSIP Service Bureau") for the reservation of a series of approximately
                                   900 CUSIP numbers (including tranche numbers) for assignment to the Global Securities representing the Book-Entry Notes. The
                                   Company has obtained from the CUSIP Service
                                   Bureau a written list of such series of
                                   reserved CUSIP numbers and has delivered to the Trustee and DTC the written list of 900
                                   CUSIP numbers of such series.  The
                                   [Company/Trustee]
                                   will assign CUSIP numbers to Global
                                   Securities as described below under
                                   Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the [Company/Trustee] has assigned to Global Securities. At any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global
                                   Securities, the Trustee shall so advise the Company and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP number to the Trustee and DTC.

Registration:                      Each Global Security will be registered in
                                   the name of Cede & Co., as nominee for DTC, on the security register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC with respect to such Note (the
                                   "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                         Transfers of a Book-Entry Note will be
                                   accompanied by book entries made by DTC and, in turn, by Participants

                                   (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:                         The Trustee may deliver to DTC and the CUSIP
                                   Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more Outstanding Global
                                   Securities that represent Book-Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment
                                   Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date.
                                   Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service
                                   Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single
                                   Global Security bearing the new CUSIP number and a new Interest Accrual Date, and the CUSIP numbers of the exchanged Global
                                   Securities will, in accordance with CUSIP
                                   Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $___,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $___,000,000, principal amount of the exchanged Global
                                   Security and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global
                                   Securities (see "Denominations" below).

Maturities:                        Each Book-Entry Note will mature on a date
                                   from nine months to 30 years from its date of issue.

Notice of                          The Trustee will give notice to DTC
Redemption and                     prior to each Redemption Date or
Repayment Dates:                   Repayment Date (as specified in the Note), if
                                   any, at the time and in the manner set forth in the Letter of Representation.

Denominations:                     Book-Entry Notes will be issued in principal
                                   amounts of $___,000 or an integral multiple of $1,000 in excess thereof. Global
                                   Securities will be denominated in principal amounts not in excess of $___,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $___,000,000 would, but for the preceding sentence, be represented by a single Global
                                   Security, then one Global Security will be issued to represent each $___,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global
                                   Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:                          GENERAL.  Interest on each Book-Entry Note
                                   will accrue from the Interest Accrual Date of the Global Security representing such Note.
                                   Unless otherwise specified therein, each payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment

                                   Date; provided that in the case of Floating
                                   Rate Notes with respect to which the Interest Reset Period is daily or weekly, interest payable on any Interest Payment Date [(other than interest payable on any date on which principal thereof is payable, and, if the
                                   Note is a Book-Entry Gap Note (as defined below), other than interest payable on the first Interest Payment Date after the Original Issue Date thereof)] will include interest accrued through and including the Record Date immediately preceding the Interest Payment Date, except that at maturity or earlier redemption or repayment, the interest payable will include interest accrued to, but excluding, the Maturity Date or the date of redemption or repayment, as the case may be. Interest payable at the maturity [or upon redemption or repayment] of a Book-Entry Note will be payable to the person to whom the principal of such Note is payable. Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor's Corporation.

                                   RECORD DATES. The Record Date with respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date.

                                   FIXED RATE BOOK-ENTRY NOTES.  Unless
                                   otherwise specified pursuant to Settlement
                                   Procedure "A" below, interest payments on Fixed Rate Book-Entry Notes [, other than Amortizing Notes,] will be made semiannually on _________ ___ and ____________ ___ of each year, and at
                                   maturity or upon any earlier redemption or repayment [and principal and interest payments on Book-Entry Amortizing Notes will be made semiannually on _______ ___ and __________ ___ of each year or quarterly on
                                   __________ ___, _____ __, ________ __ and
                                   __________ __ of each year, and at maturity
                                   (or any redemption or repayment date)];
                                   PROVIDED, HOWEVER, that in the case of a Fixed Rate Book-Entry Note issued between a Record Date and an Interest Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date. If any Interest Payment Date for a Fixed Rate Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

                                   FLOATING RATE BOOK-ENTRY NOTES. Interest payments will be made on Floating Rate Book-Entry Notes monthly, quarterly, semiannually or annually. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest will be payable, in the case of Floating Rate Book-Entry Notes with a daily, weekly or monthly Interest Reset Date, on the third Wednesday of each month or on the third Wednesday of ________, ________, __________ and _________, as specified pursuant to Settlement Procedure "A" below;
                                   in the case of Floating Rate Book-Entry Notes with a quarterly Interest Reset Date, on the third Wednesday of ________, ________,
                                   ____________ and __________ of each year; in
                                   the case of Floating Rate Book-Entry Notes with a semiannual Interest Reset Date, on the third Wednesday of the two months specified pursuant to Settlement

                                   Procedure "A" below; and in the case of
                                   Floating Rate Book-Entry Notes with an annual Interest Reset Date, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; PROVIDED HOWEVER, that if an Interest Payment Date for Floating Rate Book-Entry Notes would otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Notes, except in the case of a LIBOR Note if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and PROVIDED, FURTHER, that in the case of a Floating Rate Book-Entry Note issued between a Record Date and the related Interest Payment Date (a "Book-Entry Gap Note"), the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date, [and in such case, notwithstanding the fact that an Interest Reset Date may occur prior to such Interest Payment Date, the Initial Interest Rate shall remain in effect until the first Interest Reset Date occurring on or subsequent to such Interest Payment Date.]

                                   NOTICE OF INTEREST PAYMENT AND RECORD DATES.
                                   On the first Business Day of ________,
                                   ________, ________ and _________ of each
                                   year, the Trustee will deliver to the Company and DTC a written list of Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day. Promptly after each date upon which interest is determined for Floating Rate Notes issued in book-entry form, the Calculation Agent will notify the Company, the Trustee and Standard &

                                   Poor's Corporation of the interest rates determined on such dates.

Calculation of                     FIXED RATE BOOK-ENTRY NOTES.
Interest:                          Interest on Fixed Rate Book-Entry Notes
                                   (including interest for partial periods) will be calculated on the basis of a year of twelve thirty-day months.

                                   FLOATING RATE BOOK-ENTRY NOTES. Interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of such Notes. Interest on Floating Rate Book-Entry Notes will be calculated on the basis of actual days elapsed and a year of 360 days, except that, in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of                        PAYMENTS OF INTEREST ONLY.
Principal and                      Promptly after each Record Date,
Interest:                          the Trustee will deliver to the Company and
                                   DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security [other than an Amortizing Note] on the following Interest
                                   Payment Date (other than an Interest Payment
                                   Date coinciding with maturity or any earlier redemption or repayment date) and the total of such amounts. DTC will confirm the amount payable on each such Global Security on such Interest Payment Date by reference to the daily bond reports published by Standard &
                                   Poor's Corporation.  [In the case of
                                   Amortizing Notes, the Trustee will provide separate written notice to the Company and to DTC prior to each Interest Payment Date at the time and in the manner set forth in the Letter of Representation.] The Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest
                                   Payment Date [(and, in the case of an
                                   Amortizing Note,
                                   principal and interest)] (other than at
                                   maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment."

                                   PAYMENTS AT MATURITY OR UPON REDEMPTION OR
                                   REPAYMENT.  On or about the first Business
                                   Day of each month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security [other than an Amortizing Note] maturing either at maturity or on a redemption or repayment date in the following month. The Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date or redemption or repayment date of such Global Security. [In the case of Amortizing Notes, the Trustee will provide separate written notice to the Company and to DTC prior to the Maturity Date and any redemption or repayment date, as the case may be, at the times and in the manner set forth in the Letter of Representation.] The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due at such Maturity Date or redemption or repayment date. The Trustee will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment."

                                   PAYMENTS NOT ON BUSINESS DAYS.  If any
                                   Interest Payment Date or the Maturity Date or redemption or repayment date of a Global Security representing Fixed Rate Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Maturity Date or redemption or repayment date, as the case may be. If any Interest Payment Date or the Maturity Date or redemption or repayment date of a Global Security representing a Floating Rate Book-Entry Note would otherwise fall on a day that is not a Business Day, the payment due on such day shall be made on the next succeeding day that is a Business Day with respect to such Notes with the same effect as if such Business Day were the Interest Payment Date, Maturity Date or date of redemption or repayment, as the case may be, except that, in the case of Book-Entry LIBOR Notes, if such Business Day is in the next succeeding calendar month, such Interest Payment Date or redemption or repayment date shall be the immediately preceding day that is a Business Day with respect to such Book-Entry LIBOR Notes. Promptly after payment to DTC of the principal and interest due on the Maturity Date or redemption or repayment date of such Global Security, the Trustee will cancel such Global Security in accordance with the terms of the Indenture and deliver it to the Company with a certificate of cancellation. [Upon request/ On the first Business Day of each month], the Trustee will deliver to the Company a written statement indicating the total principal amount of outstanding Book-Entry Notes as of the immediately preceding Business Day.

                                   MANNER OF PAYMENT. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at maturity or upon redemption or repayment shall be paid by the Company to the Trustee in funds available for immediate use by the Trustee as of 9:30 a.m. (New York City time) on such date. The Company will make such payment on such Global Securities by wire transfer to the Trustee or by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee.
                                   Prior to 10 a.m. (New York City time) on each Maturity Date or redemption or repayment date or, if either such date is not a Business Day, as soon as possible thereafter, following receipt of such funds from the Company the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Securities on any Maturity Date or redemption or repayment date. On each Interest Payment Date or, if any such date is not a Business Day, as soon as possible thereafter, interest payments [and, in the case of Amortizing Notes, interest and principal payments] shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                                   WITHHOLDING TAXES. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments directly to the beneficial owner of such Note.

Preparation of                     If any order to purchase a
Pricing                            Book-Entry Note is accepted by or
Supplement:                        on behalf of the Company, the Company will
                                   prepare a pricing supplement (a "Pricing
                                   Supplement") reflecting the terms of such Note and will arrange to file 10 copies of such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will deliver the number of copies of such Pricing
                                   Supplement to the relevant Agent as such Agent shall request by the close of business on the following Business Day. The relevant
                                   Agent will cause such Pricing Supplement to be delivered to the purchaser of the Note.

                                   In each instance that a Pricing Supplement is prepared, the Agent receiving such Pricing Supplement will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:                        The receipt by the Company of immediately
                                   available funds in payment for a Book-Entry
                                   Note and the authentication and issuance of the Global Security representing such Note shall constitute "settlement" with respect to such Note. All orders accepted by the Company will be settled on the fifth Business
                                   Day following such acceptance pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day, which shall be no earlier than the next Business Day.

Settlement                         Settlement Procedures with regard
Procedures:                        to each Book-Entry Note sold by the Company
                                   to or through an Agent shall be as follows
                                   (unless otherwise specified pursuant to a Terms Agreement, as defined in the Agreement):

                                   A.   The relevant Agent will advise the
                                        Company by facsimile transmission or
                                        other acceptable means that such Note is a Book-Entry Note and of the following settlement information:

                                        1.   Principal amount.

                                        2.   Maturity Date.

                                        3.   In the case of a Fixed Rate
                                             Book-Entry Note, the Interest Rate,
                                             whether such Note will pay interest
                                             annually or semi-annually [and
                                             whether such Note is an Amortizing
                                             Note and, if so, the Amortization
                                             Schedule,] or, in the case of a
                                             Floating Rate Book-Entry Note, the
                                             Initial Interest Rate (if known at
                                             such time), Interest Payment
                                             Date(s), Interest Payment Period,
                                             Calculation Agent, Base Rate, Index
                                             Maturity, Interest Reset Period,
                                             Initial Interest Reset Date,
                                             Interest Reset Dates, Spread or
                                             Spread Multiplier (if any), Minimum
                                             Interest Rate (if any), Maximum
                                             Interest Rate (if any) and the
                                             Alternate Rate Event Spread (if
                                             any).

                                        4.   Redemption or repayment provisions,
                                             if any.

                                        5.   Settlement date and time.

                                        6.   Price.

                                        7.   Agent's commission, if any,
                                             determined as provided in the
                                             Agreement.

                                        8.   Net proceeds to the Company.

                                        9.   Whether the Note is an OID Note,
                                             and if it is an OID Note, the total
                                             amount of OID, the yield to
                                             maturity, the initial accrual
                                             period OID and the applicability of
                                             Modified Payment upon Acceleration
                                             (and, if so, the Issue Price).

                                        10.  Any other applicable Terms.

                                   B.   The Company will advise the Trustee by
                                        facsimile transmission or other
                                        acceptable means of the information set
                                        forth in Settlement Procedure "A" above.
                                        The [Company/Trustee] will then assign a CUSIP number to the Global Security representing such Note and will notify the [Company/Trustee] and the Agent of such CUSIP number by telephone or electronic transmission (confirmed in writing) as soon as practicable.

                                   C. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, the relevant Agent and Standard & Poor's
                                        Corporation:

                                        1.   The information set forth in
                                             Settlement Procedure "A".

                                        2.   The Initial Interest Payment Date
                                             for such Note, the number of days
                                             by which such date succeeds the
                                             related DTC Record Date (which in
                                             the case of Floating Rate Notes
                                             which reset daily or weekly, shall
                                             be the date five calendar days
                                             immediately preceding the
                                             applicable Interest Payment Date
                                             and, in the case of all other
                                             Notes, shall be the Record Date as
                                             defined in the Note) and, if known,
                                             the amount of interest payable on
                                             such Initial Interest Payment Date.

                                        3.   The CUSIP number of the Global
                                             Security representing such Note.

                                        4.   Whether such Global Security will
                                             represent any other Book-Entry Note
                                             (to the extent known at such time)
                                             [and whether such Note is an
                                             Amortizing Note (by an appropriate
                                             notation in the comments field of
                                             DTC's Participant Terminal
                                             System)].

                                        5.   The DTC participant number of the
                                             institution through which the
                                             Company will hold the Book-Entry
                                             Note.

                                   D.   The Trustee will complete and
                                        authenticate the Global Security
                                        representing such Note in accordance
                                        with the terms of the written order of
                                        the Company then in effect.

                                   E.   DTC will credit such Note to the
                                        Trustee's participant account at DTC.

                                   F.   The Trustee will enter an SDFS deliver
                                        order through DTC's Participant Terminal
                                        System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the relevant Agent's participant account and
                                        (ii) debit such Agent's settlement
                                        account and credit the Trustee's
                                        settlement account for an amount equal
                                        to the price of such Note less such
                                        Agent's commission, if any.  The entry
                                        of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (a) the Global Security representing such Book-Entry Note has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Medium-Term Note Certificate Agreement between the Trustee and DTC.

                                   G. Unless the relevant Agent purchased such Note as principal, such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement account of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

                                   H.   Transfers of funds in accordance with
                                        SDFS deliver orders described in
                                        Settlement

                                        Procedures "F" and "G" will be settled
                                        in accordance with SDFS operating
                                        procedures in effect on the settlement
                                        date.

                                   I.   The Trustee, upon confirming receipt of
                                        such funds, will credit to the U.S.
                                        dollar account of the Company maintained at a bank in New York City, notified to the Trustee from time to time, in funds available for immediate use in the amount transferred to the Trustee, in accordance with Settlement Procedure "F".

                                   J. Unless the relevant Agent purchased such Note as principal, such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                                   K.   Monthly, the Trustee will send to the
                                        Company a statement setting forth the
                                        principal amount of Notes Outstanding as of that date under the Indenture and setting forth a brief description of any sales of which the Company has advised the Trustee but which have not yet been settled.

Settlement                         For sales by the Company of
Procedures                         Book-Entry Notes to or through an
Timetable:                         Agent (unless otherwise specified pursuant to
                                   a Terms Agreement) for settlement on the first Business Day after the sale date, Settlement Procedures "A" through "J" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:


                                   Settlement
                                   Procedure          Time
                                   ---------          ----

                                       A     11:00 a.m. on the sale date
                                       B     12:00 noon on the sale date
                                       C      2:00 p.m. on the sale date
                                       D      9:00 a.m. on settlement date
                                       E     10:00 a.m. on settlement date
                                      F-G     2:00 p.m. on settlement date
                                       H      4:45 p.m. on settlement date
                                      I-J     5:00 p.m. on settlement date


                                   If a sale is to be settled more than one
                                   Business Day after the sale date, Settlement
                                   Procedures "A", "B" and "C" shall be
                                   completed as soon as practicable but no later than 11:00 a.m., 12 noon and 2:00 p.m., respectively, on the first Business Day after the sale date. If the Initial Interest Rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12 noon and 2:00 p.m., respectively, on the second Business Day before the settlement date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                                   If settlement of a Book-Entry Note is
                                   rescheduled or cancelled, the Trustee, after receiving notice from the Company or the Agent, will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the

                                   Business Day immediately preceding the
                                   scheduled settlement date.

Failure to                         If the Trustee fails to enter an
Settle:                            SDFS deliver order with respect to a
                                   Book-Entry Note pursuant to Settlement
                                   Procedure "F", the Trustee may deliver to DTC, through DTC's Participant Terminal
                                   System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global
                                   Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry
                                   Notes represented by a Global Security, the Trustee will mark such Global Security
                                   "cancelled," make appropriate entries in the Trustee's records and send such cancelled
                                   Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service
                                   Bureau procedures, be cancelled and not
                                   immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two
                                   Global Securities, one of which shall
                                   represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global
                                   Security and shall bear the CUSIP number of the surrendered Global Security.

                                   If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the relevant Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "F" and "G", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                                   Notwithstanding the foregoing, upon any
                                   failure to settle with respect to a
                                   Book-Entry Note, DTC may take any action in accordance with its SDFS operating procedures then in effect.

                                   In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedures "D" and "F", for the authentication and issuance of a Global Security representing the Book-Entry Notes to be represented by such Global Security and will make appropriate entries in its records.

Posting Rates                      The Company and the Agents will
by Company:                        discuss from time to time the rates of
                                   interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agent.

Trustee Not To                     Nothing herein shall be deemed to
Risk Funds:                        require the Trustee to risk or expend its own
                                   funds in connection with any
                                   payments to the Company, the Agents, DTC or any holders of Notes, it being understood by all parties that payments made by the Trustee to the Company, the Agents, DTC or any holders of Notes shall be made only to the extent that funds are provided to the Trustee for such purpose.


           PART II:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

     The Trustee will serve as registrar in connection with the Certificated Notes.

Issuance:                          Each Certificated Note will be dated and
                                   issued as of the date of its authentication by the Trustee. Each Certificated Note will bear an Original Issue Date, which will be
                                   (i) with respect to an original Certificated
                                   Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated Note (or any portion thereof) issued subsequently upon exchange of a Certificated Note, or in lieu of a destroyed, lost or stolen Certificated Note, the original issuance date of the predecessor
                                   Certificated Note, regardless of the date of authentication of such subsequently issued
                                   Certificated Note.  [No Note issued between a
                                   Record Date and the related Interest Payment
                                   Date shall be issued as a Certificated Note within the meaning of the Indenture.]

Registration:                      Certificated Notes will be issued only in
                                   fully registered form without coupons.

Transfers and                      A Certificated Note may be presented
Exchanges:                         for transfer or exchange at the principal
                                   corporate trust office of the Trustee.
                                   Certificated Notes will be exchangeable for other Certificated Notes having identical terms but different authorized denominations without service charge.
                                   Certificated Notes will not be exchangeable for Book-Entry Notes.

Maturities:                        Each Certificated Note will mature on a date
                                   from nine months to 30 years from its date of issue.

Currency:                          The currency denomination with respect to any
                                   Certificated Note and the currency of payment of interest and principal with respect to any such Certificated Note shall be as set forth therein and in the applicable pricing supplement.

Denominations:                     Unless otherwise provided in a Prospectus
                                   Supplement, the denomination of any
                                   Certificated Note will be a minimum of
                                   $___,000 (or in the case of Notes not
                                   denominated in U.S. dollars, the equivalent thereof in the applicable foreign currency or composite currency, rounded down to the nearest 1,000 units of such foreign currency or composite currency) or any amount in excess thereof that is an integral multiple of $1,000 (or in the case of Notes not denominated in U.S. dollars, 1,000 units of such foreign currency or composite currency).

Interest:                          GENERAL.  Interest on each Certificated Note
                                   will accrue from the Original Issue Date of such Note for the first interest period and from the most recent date to which interest has been paid for all subsequent interest periods. Unless otherwise specified therein, each payment of interest on a Certificated
                                   Note will include interest accrued to but excluding the Interest Payment Date; provided that in the case of Floating Rate Notes with respect to which the Interest Reset Period is daily or weekly, interest payable on any Interest Payment Date [(other than interest payable on any date on which principal thereof is payable, and, if the Note is a Certificated Gap Note
                                   (as defined below), other than interest
                                   payable on the first Interest Payment Date after the Original Issue Date thereof)] will include interest accrued through and including the Record Date immediately preceding the Interest Payment Date, except that at maturity or earlier redemption or repayment, the interest payable will include interest accrued to, but excluding, the Maturity Date or the date of redemption or repayment, as the case may be.

                                   RECORD DATES. The Record Date with respect to any Interest Payment Date in respect of a Certificated Note shall be the date fifteen calendar days immediately preceding such Interest Payment Date.

                                   FIXED RATE CERTIFICATED NOTES.  Unless
                                   otherwise specified pursuant to Settlement
                                   Procedure "A" below, interest payments on Fixed Rate Certificated Notes [, other than Amortizing Notes,] will be made semiannually on __________________ and
                                   ____________________ __ of each year (or, if
                                   so indicated in such Note, annually on
                                   ______________________ __ of each year), and
                                   at maturity or upon any earlier redemption or repayment [and principal and interest payments on Certificated Amortizing Notes will be made semiannually on ________________ __ and __________________ __ of each year or quarterly on ____________ ____, _____________
                                   ___ ___________________ and
                                   ___________________ ___ of each year, and at
                                   maturity (or any redemption or repayment date)]; PROVIDED, HOWEVER, that in the case of a Fixed Rate Certificated Note issued between a Record Date and an Interest Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

                                   FLOATING RATE CERTIFICATED NOTES. Interest payments will be made on Floating Rate Certificated Notes monthly, quarterly, semiannually or annually. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest will be payable, in the case of Floating Rate Certificated Notes with a daily, weekly or monthly Interest Reset Date, on the third Wednesday of each month or on the third Wednesday of ___________, _________, _______________ and
                                   ______________, as specified pursuant to
                                   Settlement Procedure "A" below; in the case of Floating Rate Certificated Notes with a quarterly Interest Reset Date, on the third Wednesday of __________, _________,
                                   _______________ and ______________ of each
                                   year; in the case of Floating Rate
                                   Certificated Notes with a semiannual Interest Reset Date, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and in the case of Floating Rate Certificated Notes with an annual Interest Reset Date, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; PROVIDED, HOWEVER, that if an Interest Payment Date for Floating Rate Certificated Notes would otherwise be a day that is not a Business Day with respect to such Floating Rate Certificated Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Certificated Notes, except in the case of a LIBOR Note if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and PROVIDED, FURTHER, that in the case of a Floating Rate Certificated Note issued between a Record Date and the related Interest Payment Date (a "Certificated Gap Note"), the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date,[ and in such case, notwithstanding the fact that an Interest Reset Date may occur prior to such Interest Payment Date, the Initial Interest Rate shall remain in effect until the first Interest Reset Date occurring on or subsequent to such Interest Payment Date.]

                                   NOTICE OF INTEREST PAYMENT AND RECORD DATES.
                                   On the first Business Day of ____________,
                                   ___________, ___________ and _________ of
                                   each year, the Trustee will deliver to the Company a written list of Record Dates and Interest Payment Dates that will occur with respect to Certificated Notes during the six-month period beginning on such first Business Day. Promptly after each date upon which interest is determined for Floating Rate Notes issued in certificated form, the Calculation Agent will notify the Company and the Trustee of the interest rates determined on such dates.

Calculation of                     FIXED RATE CERTIFICATED NOTES.
Interest:                          Interest on Fixed Rate Certificated Notes
                                   (including interest for partial periods) will be calculated on the basis of a year of twelve thirty-day months.

                                   FLOATING RATE CERTIFICATED NOTES. Interest rates on Floating Rate Certificated Notes will be determined as set forth in the form of such Notes. Interest on Floating Rate Certificated Notes will be calculated on the basis of actual days elapsed and a year of 360 days, except that, in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of                        The Company will pay to the Trustee,
Principal and                      as the paying agent, the principal
Interest:                          amount of each Certificated Note [(other than
                                   an Amortizing Note)], together with interest due thereon, at its Maturity Date or upon redemption or repayment of such Note in funds available for immediate use by the Trustee.
                                   [In the case of an Amortizing Note, the
                                   Company will pay to the Trustee, as paying agent, the principal amount due on such Note on such date, together with interest due thereon, at its Maturity Date or upon redemption or repayment of such Note in funds available for immediate use by the Trustee.]
                                   The Trustee will pay such amount to the
                                   holder of such Note at its Maturity Date or upon redemption or repayment of such Note upon presentation and surrender of such Note to the Trustee. Such payment, together with payment of interest due at maturity or upon redemption or repayment, will be made in funds available for immediate use by the holder of such Note. Promptly after such presentation and surrender, the Trustee will cancel such Certificated Note in accordance with the terms of the Indenture and deliver it to the Company with a certificate of cancellation. Unless otherwise specified in the applicable Pricing Supplement, all interest payments on a Certificated Note [or, in the case of a Certificated Amortizing
                                   Note, payments of principal and interest]
                                   (other than interest [(or interest and
                                   principal)] due at maturity or upon
                                   redemption or repayment) will be made by check drawn on the Trustee (or another person appointed by the Trustee) and mailed by the Trustee to the person entitled thereto as provided in such Note and the Indenture;
                                   PROVIDED, HOWEVER, that

                                   (i) the holder of $___,000,000 or more of Notes having the same Interest Payment Date will be entitled to receive payment by wire transfer of immediately available funds and
                                   (ii) unless otherwise specified in the
                                   applicable Pricing Supplement or unless
                                   alternative arrangements are made, payments on Notes in a currency other than U.S. dollars will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States and, with respect to clauses (i) and (ii) above, the holder of such Notes will provide the Trustee with appropriate and timely wire transfer instructions.

                                   Promptly after each Record Date, the Trustee will deliver to the Company a written notice specifying the amount of interest to be paid on each Certificated Note [other than an Amortizing Note] on the following Interest Payment Date (other than an Interest Payment Date coinciding with maturity or any earlier redemption or repayment date) and the total of such amounts. [In the case of Amortizing Notes, the Trustee will provide separate written notice to the Company specifying the amount of interest and principal to be paid on each Amortizing Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with maturity or any earlier redemption or repayment date) and the total of such amounts.] Interest at maturity or upon redemption or repayment will be payable to the person to whom the payment of principal is payable. On or about the first Business Day of each month, the Trustee will deliver to the Company a written list of principal and interest, to the extent ascertainable, to be paid on each Certificated Note [including Amortizing Notes] maturing or to be redeemed or repaid in the following month. The Trustee will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

                                   If any Interest Payment Date or the Maturity
                                   Date or redemption or repayment date of a Fixed Rate Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Maturity Date or redemption or repayment date, as the case may be. If any Interest Payment Date or the Maturity Date or redemption or repayment date of a Floating Rate Certificated Note would otherwise fall on a day that is not a Business Day with respect to such Note, the payment due on such day shall be made on the next succeeding day that is a Business Day with respect to such Note with the same effect as if such Business Day were the stated Interest Payment Date, Maturity Date or date of redemption or repayment, as the case may be, except that, in the case of Certificated LIBOR Notes, if such Business Day is in the next succeeding calendar month, such Interest Payment Date, Maturity Date or redemption or repayment date shall be the immediately preceding day that is a Business Day with respect to such Certificated LIBOR Notes.

Preparation of                     If any order to purchase a
Pricing                            Certificated Note is accepted by or
Supplement:                        on behalf of the Company, the Company will
                                   prepare a Pricing Supplement reflecting the terms of such Note and will arrange to file
                                   10 copies of such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will deliver the number of copies of such Pricing

                                   Supplement to the relevant Agent as such Agent shall request by the close of business on the following Business Day. The relevant Agent will cause such Pricing Supplement to be delivered to the purchaser of the Note.

                                   In each instance that a Pricing Supplement is prepared, the Agent receiving such Pricing Supplement will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:                        The receipt by the Company of immediately
                                   available funds in payment for an
                                   authenticated Certificated Note delivered to the relevant Agent and such Agent's delivery of such Note against receipt of immediately available funds shall constitute "settlement" with respect to such Note. All orders accepted by the Company will be settled on the fifth Business Day following such acceptance pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day, which shall be no earlier than the next Business Day.

Settlement                         Settlement Procedures with regard to
Procedures:                        each Certificated Note sold by the Company to
                                   or through an Agent shall be as follows
                                   (unless otherwise specified pursuant to a Terms Agreement):

                                   A.   The relevant Agent will advise the
                                        Company by facsimile transmission or
                                        other acceptable means that such Note is a Certificated Note and of the following settlement information:

                                        1.   Name in which such Note is to be
                                             registered ("Registered Owner").

                                        2.   Address of the Registered Owner and
                                             address for payment of principal
                                             and interest.

                                        3.   Taxpayer identification number of
                                             the Registered Owner (if
                                             available).

                                        4.   Currency or currency unit,
                                             principal amount and, if different,
                                             currency in which payments of
                                             principal and interest may be made.

                                        5.   Maturity Date.

                                        6.   In the case of a Fixed Rate
                                             Certificated Note, the Interest
                                             Rate, whether such Note will pay
                                             interest annually or semi-annually
                                             [and whether such Note is an
                                             Amortizing Note and, if so, the
                                             Amortization Schedule,] or, in the
                                             case of a Floating Rate
                                             Certificated Note, the Initial
                                             Interest Rate (if known at such
                                             time), Interest Payment Date(s),
                                             Interest Payment Period,
                                             Calculation Agent, Base Rate, Index
                                             Maturity, Interest Reset Period,
                                             Initial Interest Reset Date,
                                             Interest Reset Dates, Spread or
                                             Spread Multiplier (if any), Minimum
                                             Interest Rate (if any), Maximum
                                             Interest Rate (if any) and the
                                             Alternate Rate Event Spread (if
                                             any).

                                        7.   Redemption or repayment provisions,
                                             if any.

                                        8.   Settlement date and time.

                                        9.   Price.

                                        10.  Agent's commission, if any,
                                             determined as provided in the
                                             Agreement.

                                        11.  Denominations.

                                        12.  Net proceeds to the Company.

                                        13.  Whether the Note is an OID Note,
                                             and if it is an OID Note, the total
                                             amount of OID, the yield to
                                             maturity, the initial accrual
                                             period OID and the applicability of
                                             Modified Payment upon Acceleration
                                             (and, if so, the Issue Price).

                                        14.  Any other applicable Terms.

                                   B.   The Company will advise the Trustee by
                                        facsimile transmission or other
                                        acceptable means of the information set
                                        forth in Settlement Procedure "A" above.

                                   C.   The Company will have delivered to the
                                        Trustee a pre-printed four-ply packet
                                        for such Note, which packet will contain the following documents in forms that have been approved by the Company, the relevant Agent and the Trustee:

                                        1.   Note with customer
                                             confirmation.

                                        2.   Stub One - For the Trustee.

                                        3.   Stub Two - For the relevant Agent.

                                        4.   Stub Three - For the Company.

                                   D.   The Trustee will complete such Note and
                                        authenticate such Note and deliver it
                                        (with the confirmation) and Stubs One
                                        and Two to the relevant Agent, and such
                                        Agent will acknowledge receipt of the
                                        Note by stamping or otherwise marking
                                        Stub One and returning it to the
                                        Trustee.  Such delivery will be made
                                        only against such acknowledgment of
                                        receipt and evidence that instructions
                                        have been given by such Agent for
                                        payment to the account of the Company
                                        maintained at the Trustee, New York, New
                                        York (or, with respect to Notes payable
                                        in a Specified Currency other than U.S.
                                        dollars, to an account maintained at a
                                        bank selected by the Company notified to the relevant Agent from time to time in writing) in funds available for immediate use, of an amount equal to the price of such Note less such Agent's commission, if any. In the event that the instructions given by such Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of such Agent an amount of immediately available funds equal to the amount of such payment made.

                                   E. Unless the relevant Agent purchased such Note as principal, such Agent will deliver such Note (with confirmation) to the customer against payment in immediately available funds. Such Agent will obtain the acknowledgment of receipt of such Note by retaining Stub Two.

                                   F.   The Trustee will send Stub Three to the
                                        Company by first-class
                                        mail.  Periodically, the Trustee will
                                        also send to the Company a statement
                                        setting forth the principal amount of
                                        the Notes outstanding as of that date
                                        under the Indenture and setting forth a
                                        brief description of any sales of which
                                        the Company has advised the Trustee but
                                        which have not yet been settled.

Settlement                         For sales by the Company of
Procedures                         Certificated Notes to or through an
Timetable:                         Agent (unless otherwise specified pursuant to
                                   a Terms Agreement), Settlement Procedures "A" through "F" set forth above shall be completed on or before the respective times
                                   (New York City time) set forth below:

                                   Settlement
                                   Procedure           Time
                                   ----------          ----

                                        A    2:00 p.m. on day before
                                                  settlement date
                                        B    3:00 p.m. on day before
                                                  settlement date
                                       C-D   2:15 p.m. on settlement
                                                  date
                                        E    3:00 p.m. on settlement
                                                  date
                                        F    5:00 p.m. on settlement
                                                  date

Failure to                         If a purchaser fails to accept
Settle:                            delivery of and make payment for any
                                   Certificated Note, the relevant Agent will notify the Company and the Trustee by telephone and return such Note to the Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of such Agent an amount equal to the amount previously credited thereto in respect of such Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by such Agent in the performance of its obligations hereunder and under the Agreement, then the Company will reimburse such Agent or the Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company (such reimbursement for loss of the use of such funds to be based on the federal funds effective rate then in effect). Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will mark such Note "cancelled", make appropriate entries in the Trustee's records and send such Note to the Company.

Posting Rates                      The Company and the Agents will
by Company                         discuss from time to time the rates of
                                   interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agent.

Trustee Not to                     Nothing herein shall be deemed to
Risk Funds:                        require the Trustee to risk or expend its own
                                   funds in connection with any payments to the Company, the Agents or any holders of Notes, it being understood by all parties that payments made by the Trustee to the Company, the Agents or any holders of Notes shall be made only to the extent that funds are provided to the Trustee for such purpose.